EXHIBIT 10.7

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of September 16, 2011, is entered into by and among Patrick Industries, Inc. (the “Company”), Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Overseas Master Fund, L.P. (“TMF”), Tontine Capital Overseas Master Fund II, L.P. (“TCP 2”), Northcreek Mezzanine Fund I, L.P. (“Northcreek”) and Stinger Northcreek PATK LLC (“Stinger”).  Capitalized terms used and not defined in this Amendment are defined in the Registration Rights Agreement (as defined below).

RECITALS

A.            On December 11, 2008, the Company, TCP, TMF and the holders of warrants issued pursuant to a certain Warrant Agreement, dated December 11, 2008, among the Company and such holders, entered into that certain Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”).

B.             On March 31, 2011, the Company, TCP, TMF, TCP 2 and Northcreek entered into Amendment No. 1 to the Registration Rights Agreement and TCP 2, Northcreek and the Company entered into a Secured Senior Subordinated Note and Warrant Purchase Agreement providing for the issuance of warrants to TCP 2 and Northcreek to purchase 250,000 shares of Common Stock and the possible issuance of additional warrants to purchase up to an additional 150,000 shares of Common Stock (collectively, the “2011 Warrant Shares”).

C.             On the date hereof, the Company, TCP 2, Northcreek and Stinger have entered into the First Amendment to the Secured Senior Subordinated Note and Warrant Purchase Agreement, governing, among other things the issuance of warrants to purchase 135,000 of the previously unissued 2011 Warrant Shares.

D.            TCP, TCP 2, TMF, Northcreek and the Company desire to amend the Registration Rights Agreement to add Stinger as a party to the Registration Rights Agreement.

D.            Pursuant to Section 3.2 of the Registration Rights Agreement, this Amendment may be effected with the consent of (i) TCP and TMF, which entities together constitute the Majority Holders of the Registrable Securities, and (ii) the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

1.             Amendments to Registration Rights Agreement.

(a)           From and after the date of this Amendment, the parties agree that the terms “Stockholder” and “Stockholders” used in the Registration Rights Agreement shall mean

(i) the stockholders or warrantholders of the Company identified on the signature page to the Registration Rights Agreement, the signature page to Amendment No. 1 and the signature page to this Amendment, and (ii) any person or entity that is assigned rights, or becomes a party to the Registration Rights Agreement, pursuant to Section 1.11 of the Registration Rights Agreement.

(b)           A new section 1.2(a)(v) is added which reads as follows:  “Prior to December 31, 2011, the Company shall amend the Initial 2011 Warrant Shares Registration Statement registering the resale under Rule 415 under the Securities Act of the portion of the 2011 Warrant Shares underlying the warrants issued pursuant to the Warrant Purchase Agreement on September 16, 2011.

2.             Joinder of New Stockholders.  By execution of this Amendment, Stinger hereby confirms its agreement to be bound as a “Stockholder” under the Registration Rights Agreement, as amended hereby, and as may be subsequently amended, restated, revised, supplemented or otherwise modified from time to time.

3.             Miscellaneous.

(a)           Effectiveness.  This Amendment shall be deemed effective as of the date first written above, as if executed by all parties hereto on such date.  Except as specifically modified by the terms set forth herein, the parties hereto acknowledge and agree that the Registration Rights Agreement is in full force and effect.  All references in the Registration Rights Agreement to the “Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

(b)           Further Assurances.  Each party agrees that, from time to time upon the written request of any other party, it will execute and deliver such further documents and do such other acts and things as the other party may reasonably request to effect the purposes of this Amendment.

(c)           Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(d)           Counterparts.  This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to the conflicts of laws rules or provisions.

(f)            Captions.  The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

(g)           No Prejudice.  The terms of this Amendment shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

 [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on this 16th day of September, 2011.

NORTHCREEK MEZZANINE FUND I, L.P.			PATRICK INDUSTRIES, INC.

By:	NMF GP, LLC, its general partner		By:	/s/ Andy L. Nemeth
			Name:	Andy L. Nemeth
By:	Northcreek Management, Inc., its manager		Title:	Executive Vice President - Finance

By:	/s/ Barry A. Peterson		TONTINE CAPITAL PARTNERS, L.P.
	Name:	Barry Peterson
	Title:	Vice President	By:	Tontine Capital Management, L.L.C., its general partner

			By:	/s/ Jeffrey L. Gendell
				Name:	Jeffrey L. Gendell
				Title:	Managing Member

STINGER NORTHCREEK PATK LLC			TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By:	Northcreek Management, Inc., its manager		By:	Tontine Capital Overseas GP, L.L.C., its general partner

By:	/s/ Barry A. Peterson		By:	/s/ Jeffrey L. Gendell
	Name:	Barry Peterson		Name:	Jeffrey L. Gendell
	Title:	Vice President		Title:	Managing Member

TONTINE CAPITAL OVERSEAS MASTER FUND II, L.P.

			By:	Tontine Asset Associates, L.L.C., its general partner

			By:	/s/ Jeffrey L. Gendell
				Name:	Jeffrey L. Gendell
				Title:	Managing Member

[Signature Page to Amendment No. 2 To Second Amended And Restated Registration Rights Agreement]